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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 9, 2004


                              FTI CONSULTING, INC.
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               (Exact Name of Registrant as Specified in Charter)


Maryland                               001-14875            52-1261113
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


            900 Bestgate Road, Suite 1000, Annapolis, Maryland 21401
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (410) 224-8770
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ITEM 9.  REGULATION FD DISCLOSURE.

        Information furnished pursuant to Item 9.

        On February 9, 2004, FTI Consulting, Inc. ("FTI" or the "Company") issued the attached Press Release announcing updating its revenue and earnings per share guidance of 2004 in light of the unexpected departures of a number of senior professionals in its Corporate Finance/Restructuring Practice as announced in FTI's Press Release issued on January 28, 2004. Since the January 28, 2004 Press Release, it has been determined that thirteen senior managing directors plus related staff associated with the legacy FTI/Policano & Manzo portion of FTI's Corporate Finance/Restructuring practice are leaving FTI. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information included in this Item 9, including the Exhibit attached hereto, shall be deemed not to be "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, regardless of any incorporation by reference language in any such filing.

          (c) Exhibits.

               Exhibit No.                         Description
               -----------                         -----------

               99.1                    Press Release dated, February 9, 2004, of
                                       FTI Consulting, Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    FTI CONSULTING, INC.



Dated: February 9, 2004                             By:  /S/ THEODORE I. PINCUS
                                                         ----------------------
                                                    Theodore I. Pincus
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

               Exhibit No.                         Description
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               99.1                    Press Release dated, February 9, 2004, of
                                       FTI Consulting, Inc.